UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     February 23, 2007

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	000-22012	41-1622691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN		55422-4837
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (612) 520-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Conditions

On February 23, 2007, Winmark Corporation (“Company”) announced in a press release its results of operations and financial condition for the fourth quarter ended December 30, 2006.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 5.03                Amendments to Articles of Incorporation for Bylaws, Change in Fiscal Year

(a)           On February 23, 2007, the Board of Directors of the Company approved an amendment to the Company’s Bylaws (“Amendment”), effective immediately, in order to (i) allow for non-certificated shares as required by current Nasdaq listing rules; and (ii) to update the Company’s name in the Bylaws.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full Amendment attached hereto as Exhibit 3.1.

Item 7.01                Regulation FD Disclosure

On February 23, 2007, Winmark Corporation (“Company”) announced in a press release its results of operations and financial condition for the fourth quarter ended December 30, 2006.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01.               Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

3.1	Amendment to Amended and Restated Bylaws of Winmark Corporation, dated February 23, 2007

99.1	Press Release dated February 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: February 23, 2007	By:	/s/ Brett D. Heffes
Brett D. Heffes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description
3.1	Amendment to Amended and Restated Bylaws of Winmark Corporation, dated February 23, 2007

99.1	Press Release dated February 23, 2007